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                                                                   EXHIBIT 23.1



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


      As independent public accountants, we hereby consent to the incorporation by reference in this registration statement on Form S-8 of our report dated February 18, 1999 incorporated by reference in United HealthCare Corporation's Form 10-K (and as amended by its Form 10-K/A) for the year ended December 31, 1998 and to all references to our firm included in this registration statement.



                                                           ARTHUR ANDERSEN LLP


       Minneapolis, Minnesota,
       September 15, 1999